                                                                    EXHIBIT 24.1

                             THE JOHN NUVEEN COMPANY

                             -----------------------

                                POWER OF ATTORNEY

                             -----------------------

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of The John Nuveen Company, hereby constitutes and appoints JOHN P. AMBOIAN and ALAN G. BERSHIRE, and each of them (with full power to each of them to act alone) his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and on his behalf and in his name, place and stead, in any and all capacities, to execute any such annual, periodic or special report pursuant to the requirements of the Securities Exchange Act of 1934, as amended, including any and all amendments thereto, with all exhibits thereto, and any and all other documents in connection therewith, and to file the same with the Securities and Exchange Commission and any regulatory authority, federal or state, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, the undersigned director of The John Nuveen Company has hereunto set his hand this 7th day of March, 2001.


                                                   /S/ Timothy R. Schwertfeger
                                          ------------------------------------
                                                   Timothy R. Schwertfeger


STATE OF ILLINOIS       )
                        ) SS
COUNTY OF COOK          )

On this 7th day of March, 2001, personally appeared before me, a Notary Public in and for said County and State, the person named above who is known to me to be the person whose name and signature is affixed to the foregoing Power of Attorney and who acknowledged the same to be his voluntary act and deed for the intent and purposes therein set forth.

(SEAL)                                           /S/  Sharon K. Bernath
                                             ----------------------------------
                                                        Notary Public

My Commission Expires:  November 23, 2002

                             THE JOHN NUVEEN COMPANY

                             -----------------------

                                POWER OF ATTORNEY

                             -----------------------

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of The John Nuveen Company, hereby constitutes and appoints JOHN P. AMBOIAN and ALAN G. BERKSHIRE, and each of them (with full power to each of them to act alone) his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and on his behalf and in his name, place and stead, in any and all capacities, to execute any such annual, periodic or special report pursuant to the requirements of the Securities Exchange Act of 1934, as amended, including any and all amendments thereto, with all exhibits thereto, and any and all other documents in connection therewith, and to file the same with the Securities and Exchange Commission and any regulatory authority, federal or state, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, the undersigned director of The John Nuveen Company has hereunto set his hand this 15th day of March, 2001.


                                                  /S/John P. Amboian
                                                -------------------------------
                                                  John P. Amboian


STATE OF ILLINOIS          )
                           )SS
COUNTY OF COOK             )

On this 15th day of March, 2001, personally appeared before me, a Notary Public in and for said County and State, the person named above who is known to me to be the person whose name and signature is affixed to the foregoing Power of Attorney and who acknowledged the same to be his voluntary act and deed for the intent and purposes therein set forth.

(SEAL)                                            /S/  Sharon K. Bernath
                                                -------------------------------
                                                        Notary Public

My Commission Expires:  November 23, 2002

                             THE JOHN NUVEEN COMPANY

                             -----------------------

                                POWER OF ATTORNEY

                             -----------------------


KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of The John Nuveen Company, hereby constitutes and appoints JOHN P. AMBOIAN and ALAN G. BERKSHIRE, and each of them (with full power to each of them to act alone) his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and on his behalf and in his name, place and stead, in any and all capacities, to execute any such annual, periodic or special report pursuant to the requirements of the Securities Exchange Act of 1934, as amended, including any and all amendments thereto, with all exhibits thereto, and any and all other documents in connection therewith, and to file the same with the Securities and Exchange Commission and any regulatory authority, federal or state, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, the undersigned director of The John Nuveen Company has hereunto set his hand this 13th day of March, 2001.


                                                   /S/ Willard L. Boyd
                                                -------------------------------
                                                     Willard L. Boyd


STATE OF IOWA              )
                           )SS
COUNTY OF JOHNSON          )

On this 13th day of March, 2001, personally appeared before me, a Notary Public in and for said County and State, the person named above who is known to me to be the person whose name and signature is affixed to the foregoing Power of Attorney and who acknowledged the same to be his voluntary act and deed for the intent and purposes therein set forth.

(SEAL)                                             /S/  Grace Newby
                                                -------------------------------
                                                        Notary Public

My Commission Expires:  October 27, 2002

                             THE JOHN NUVEEN COMPANY

                             -----------------------

                                POWER OF ATTORNEY

                             -----------------------

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of The John Nuveen Company, hereby constitutes and appoints JOHN P. AMBOIAN and ALAN G. BERKSHIRE, and each of them (with full power to each of them to act alone) his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and on his behalf and in his name, place and stead, in any and all capacities, to execute any such annual, periodic or special report pursuant to the requirements of the Securities Exchange Act of 1934, as amended, including any and all amendments thereto, with all exhibits thereto, and any and all other documents in connection therewith, and to file the same with the Securities and Exchange Commission and any regulatory authority, federal or state, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, the undersigned director of The John Nuveen Company has hereunto set his hand this 8th day of March, 2001.


                                                  /S/  W. John Driscoll
                                                -------------------------------
                                                  W. John Driscoll


STATE OF MINNESOTA         )
                           )SS
COUNTY OF RAMSEY           )

On this 8th day of March, 2001, personally appeared before me, a Notary Public in and for said County and State, the person named above who is known to me to be the person whose name and signature is affixed to the foregoing Power of Attorney and who acknowledged the same to be his voluntary act and deed for the intent and purposes therein set forth.

(SEAL)                                            /S/ Cheryl M. McNary
                                                ------------------------------
                                                      Notary Public

My Commission Expires:   January 31, 2005

                             THE JOHN NUVEEN COMPANY

                             -----------------------

                                POWER OF ATTORNEY

                             -----------------------


KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of The John Nuveen Company, hereby constitutes and appoints JOHN P. AMBOIAN and ALAN G. BERKSHIRE, and each of them (with full power to each of them to act alone) his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and on his behalf and in his name, place and stead, in any and all capacities, to execute any such annual, periodic or special report pursuant to the requirements of the Securities Exchange Act of 1934, as amended, including any and all amendments thereto, with all exhibits thereto, and any and all other documents in connection therewith, and to file the same with the Securities and Exchange Commission and any regulatory authority, federal or state, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, the undersigned director of The John Nuveen Company has hereunto set his hand this 24th day of March, 2001.


                                                  /S/ Duane R. Kullberg
                                               --------------------------------
                                                  Duane R. Kullberg


STATE OF ILLINOIS          )
                           )SS
COUNTY OF COOK             )

On this 24th day of March, 2001, personally appeared before me, a Notary Public in and for said County and State, the person named above who is known to me to be the person whose name and signature is affixed to the foregoing Power of Attorney and who acknowledged the same to be his voluntary act and deed for the intent and purposes therein set forth.

(SEAL)                                             /S/  Sharon K. Bernath
                                               --------------------------
                                                          Notary Public

My Commission Expires:   November 23, 2002

                             THE JOHN NUVEEN COMPANY

                             -----------------------

                                POWER OF ATTORNEY

                             -----------------------

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of The John Nuveen Company, hereby constitutes and appoints JOHN P. AMBOIAN and ALAN G. BERKSHIRE, and each of them (with full power to each of them to act alone) his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and on his behalf and in his name, place and stead, in any and all capacities, to execute any such annual, periodic or special report pursuant to the requirements of the Securities Exchange Act of 1934, as amended, including any and all amendments thereto, with all exhibits thereto, and any and all other documents in connection therewith, and to file the same with the Securities and Exchange Commission and any regulatory authority, federal or state, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, the undersigned director of The John Nuveen Company has hereunto set his hand this 15th day of March, 2001.


                                               /s/ Douglas W. Leatherdale
                                             -----------------------------------
                                                   Douglas W. Leatherdale


STATE OF MINNESOTA         )
                           )SS
COUNTY OF HENNEPIN         )

On this 15th day of March, 2001, personally appeared before me, a Notary Public in and for said County and State, the person named above who is known to me to be the person whose name and signature is affixed to the foregoing Power of Attorney and who acknowledged the same to be his voluntary act and deed for the intent and purposes therein set forth.

(SEAL)                                             /s/  Karen C. Abraham
                                             -----------------------------------
                                                        Notary Public

My Commission Expires: January 31, 2005

                             THE JOHN NUVEEN COMPANY

                             -----------------------

                                POWER OF ATTORNEY

                             -----------------------


KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of The John Nuveen Company, hereby constitutes and appoints JOHN P. AMBOIAN and ALAN G. BERKSHIRE, and each of them (with full power to each of them to act alone) his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and on his behalf and in his name, place and stead, in any and all capacities, to execute any such annual, periodic or special report pursuant to the requirements of the Securities Exchange Act of 1934, as amended, including any and all amendments thereto, with all exhibits thereto, and any and all other documents in connection therewith, and to file the same with the Securities and Exchange Commission and any regulatory authority, federal or state, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, the undersigned director of The John Nuveen Company has hereunto set his hand this 19th day of March, 2001.


                                                  /s/  Edward G. Pendergast
                                               --------------------------------
                                                       Edward G. Pendergast


STATE OF MINNESOTA         )
                           )SS
COUNTY OF RAMSEY           )

On this 19th day of March, 2001, personally appeared before me, a Notary Public in and for said County and State, the person named above who is known to me to be the person whose name and signature is affixed to the foregoing Power of Attorney and who acknowledged the same to be his voluntary act and deed for the intent and purposes therein set forth.

(SEAL)                                             /s/  Jean C. Milosevich
                                                --------------------------------
                                                           Notary Public

My Commission Expires:  January 31, 2005